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Exhibit 32



                     ROYAL ENERGY RESOURCES, INC. FORM 10-Q
                       FOR THE QUARTER ENDED MAY 31, 2008
      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Jacob Roth, certify that

         1. I am the Chief Executive Officer and Chief Financial Officer of Royal Energy Resources, Inc.

         2. Attached to this certification is Form 10-Q for the quarter ended May 31, 2008, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the "Exchange Act"), which contains condensed financial statements.

         3. I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

                  o The periodic report containing the condensed financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

                  o The information in the periodic report fairly presents, in all material respects, the consolidated financial condition and results of operations of the issuer for the periods presented.


July 15, 2008                                 /s/ Jacob Roth
                                              ---------------------------------
                                              Jacob Roth
                                              Chief Executive Officer and
                                              Chief Financial Officer